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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             EUFALA BANCORP, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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                            EUFAULA BANCCORP, INC.
                             218-220 BROAD STREET
                            EUFAULA, ALABAMA 36072
                           TELEPHONE: (334) 687-3581

To the Stockholders of Eufaula BancCorp, Inc.

Dear Fellow Stockholders:

  You have received a notice and a Proxy Statement dated April 12, 1998 for the 1998 annual meeting of stockholders of the Company to be held on May 12, 1998. One of the items to be voted on at the annual meeting as described in the Proxy Statement is approval of a Director Stock Option Plan (proposal 3 on the proxy). The purpose of this letter is to inform you that the Board of Directors has decided to withdraw the proposal to approve the Company's Director Stock Option Plan (proposal 3 on the original proxy, as described in the Proxy Statement) and to terminate the Plan. No options will be granted under the Plan. The Board has decided that no further stock compensation in the form of options for Directors is appropriate at this time. Accordingly, the only issues to be voted upon at the annual meeting will be the election of the director-nominee and the ratification of auditors (proposals 1 and 2, respectively) described in the Company's Proxy Statement.

  Also, the Board of Directors has decided to withdraw 161,000 shares of common stock from its 1994 stock options that were subject to the grant of options to officers and employees but which had not been granted.

  If you have previously submitted a proxy, you need not submit another one. Votes by proxy that have already been received on proposal 3 regarding the Director Stock Option Plan will be disregarded.

  If you have not yet voted, you may sign and date the proxy which was included with your Proxy Statement, but you need not vote on proposal 3.

  The Board of Directors of the Company recommends that you vote FOR the election of the director-nominee named in the Proxy Statement and FOR ratification of the auditors.

  We appreciate your past support and look forward to seeing you at our annual meeting on May 12, 1998.

                                       Sincerely,

                                       Robert M. Dixon
                                       Chairman of the Board